Exhibit 32.1

WorldNet, Inc. of Nevada

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of WorldNet, Inc. of Nevada certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of WorldNet, Inc. of Nevada for the quarter ended March 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of WorldNet, Inc. of Nevada.

Date: May 13, 2010	/s/ Donald R. Mayer Donald R. Mayer Principal Executive Officer Principal Financial Officer